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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): September 4, 2007


                               BCSB BANKCORP, INC.
                               -------------------
               (Exact Name Of Registrant As Specified In Charter)


       UNITED STATES                     0-24589                52-2108333
-------------------------------      ------------------    --------------------
(State Or Other Jurisdiction           (Commission           (IRS Employer
Of Incorporation)                      File Number)         Identification No.)


4111 E. JOPPA ROAD, SUITE 300, BALTIMORE, MARYLAND                    21236
--------------------------------------------------------------------------------
(Address Of Principal Executive Offices)                            (Zip Code)


       Registrant's telephone number, including area code: (410) 256-5000
                                                           --------------


                                 NOT APPLICABLE
         --------------------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
             ------------------------------------------

         On September 4, 2007, BCSB Bankcorp, Inc., Baltimore County Savings Bank, M.H.C., Baltimore County Savings Bank, F.S.B. and BCSB Bancorp, Inc. ("BCSB Bancorp"), entered into an Agency Agreement with Sandler O'Neill & Partners, L.P. ("Sandler O'Neill"), which will act as financial advisor during the BCSB Bancorp's stock offering and also assist in the marketing of BCSB Bancorp's common stock during its stock offering.

         The shares of common stock are being offered pursuant to a Registration Statement on Form S-1 (Registration No. 333-141572) filed by BCSB Bancorp under the Securities Act of 1933, as amended, and a related prospectus dated August 24, 2007. For a description of the fees to be paid to Sandler O'Neill, see "The Conversion - Plan of Distribution and Marketing Arrangements" in the prospectus.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: September 6, 2007                 By /s/ Joseph J. Bouffard
                                           -------------------------------------
                                           Joseph J. Bouffard
                                           President and Chief Executive Officer